PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS
                             Growth and Income Fund
                                Total Return Fund

                                DATED MAY 1, 2001








EFFECTIVE JANUARY 2, 2002


APPOINTMENT OF NEW ADVISER AND SUB-ADVISER TO THE FUNDS

Chubb Asset Managers, Inc. has informed the officers of the Funds that it will resign as investment adviser, effective December 31, 2001 and redeem all of its investment in the Funds on the same date. The Funds' Board of Directors has engaged the services of Van Eck Associates Corporation ("Van Eck"), located at 99 Park Avenue, New York, New York 10016, to act as investment adviser to both Funds under the same terms and conditions currently in effect with Chubb Assets Managers, Inc.

Van Eck has engaged the services of John A. Levin & Co., Inc. ("Levin"), located at One Rockefeller Plaza, New York, New York 10021, to act as sub-adviser of the Funds at no additional cost to the Funds. It is anticipated that Van Eck will be nominated to act as investment adviser and Levin as sub-adviser to the Funds in a proxy solicitation during the first half of 2002. Since the Funds' license to use the name Chubb will expire effective December 31, 2001, the Company and the Funds will change their names to Van Eck Funds, Inc., Van Eck Growth and Income Fund, and Van Eck Total Return Fund, respectively.

Van Eck Associates Corporation will serve as interim investment adviser to the Funds for a period of up to 150 days at an annual rate of 0.20% of the first $200 million of average daily net assets; 0.19% of the next $1.1 billion; and 0.18% of assets in excess of $1.3 billion. Levin will act as sub-adviser to the Funds at an annual rate of 0.20% of the first $200 million of average daily net assets; 0.19% of the next $1.1 billion; and 0.18% of assets in excess of $1.3 billion. Levin's fees will be paid by Van Eck (Levin's fees will be waived during the interim contract period).

Consistent with each Fund's investment objective and principal strategies, Levin intends to focus the Funds' investments on common stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations between $1.5 billion and $7.5 billion.

PORTFOLIO MANAGERS:

John W. Murphy and Daniel M. Theriault will serve as portfolio managers to the Growth and Income Fund and Total Return Fund. Mr. Murphy has been with Levin for six years and has 10 years of investment experience. Mr. Theriault has been with Levin for four years. He was previously with T. Rowe Price Financial Services and has 15 years of investment experience.


                  PROSPECTUS SUPPLEMENT DATED JANUARY 2, 2002

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                       SUPPLEMENT DATED JANUARY 1, 2002 TO

                               VAN ECK/CHUBB FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                             GROWTH AND INCOME FUND
                                TOTAL RETURN FUND
                                DATED MAY 1, 2001


Effective January 1, 2002, Van Eck/Chubb Funds, Inc. changed its name to Van Eck Funds, Inc. (the "Company"), the Van Eck/Chubb Growth and Income Fund changed its name to the Van Eck Growth and Income Fund (the "Growth and Income Fund") and the Van Eck/Chubb Total Return Fund changed its name to the Van Eck Total Return Fund (the "Total Return Fund" and with the Growth and Income Fund, the "Funds").

The first two paragraphs of the Statement of Additional Information under the caption "Investment Advisory Services-Investment Management and Administration" are deleted in their entirety and replaced with the following:

The Company has entered into an Interim Investment Management Agreement with respect to each Fund with Van Eck Associates Corporation (the "Adviser"), pursuant to which the Adviser serves as investment adviser to the Funds. The Company and the Adviser have entered into Interim Investment Sub-Advisory Agreements with John A. Levin & Co., Inc. ("Levin") under which Levin acts as investment sub-adviser to the Funds. Levin, subject to review by the Adviser and the Company's Board of Directors, has the day-to-day responsibility for furnishing an investment program for the Funds and making decisions to buy, sell, or hold any particular security for the Funds. Levin is a wholly owned subsidiary of BKF Capital Group, Inc., which is a company listed on the New York Stock Exchange.

Van Eck has agreed to pay Levin an advisory fee at the annual rate of 0.20% of the first $200 million of average daily net assets, 0.19% of the next $1.1 billion, and 0.18% of assets in excess of $1.3 billion. Levin has agreed to waive all sub-advisory fees through September 30, 2002.

Each of the Interim Investment Management Agreement and the Investment Sub-Advisory Agreements will remain in effect until the earlier of (i) the effective date of an agreement that has been approved by a vote of a majority of the outstanding voting securities of the Fund and (ii) May 31, 2002. The Interim Investment Management Agreement may be terminated, without the payment of any penalty by the vote of the Board of Directors, or by the vote of a majority of the outstanding shares of a Fund, on 60 days' written notice to the Adviser, by the Adviser on 60 days' written notice to the Fund and will terminate automatically in the event of its assignment.

The Interim Investment Sub-Advisory Agreements may be terminated without the payment of any penalty by the vote of the Board of Directors or by vote of a majority of the Funds' outstanding voting securities on 10 days' written notice to Levin or by the Adviser or Levin at any time upon 60 days' notice to the other parties. The Interim Investment Sub-Advisory Agreements will terminate automatically in the event of their assignment.

The paragraph in the Statement of Additional Information under the caption "Additional Information - Name and Service Mark" and the third paragraph under the caption "Additional Information - Capital Stock" are each deleted in their entirety.